NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: 781-393-4601

Fax: 781-393-4071

CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND

Medford, MA, April 12, 2005—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,041,000, or $0.37 per share diluted, for the first quarter ended March 31, 2005, compared to net income of $2,318,000, or $0.42 per share diluted, for the first quarter of 2004.

Net interest income totaled $10.5 million for the quarter ended March 31, 2005, versus $10.0 million for the same period in 2004. The 5.9% increase in net interest income for the period is mainly due to a $61 million, or 4%, increase in average earnings assets. The net interest margin also increased by five basis points.

At March 31, 2005, total equity was $101.7 million compared to $106.0 million at March 31, 2004. Century’s leverage ratio stood at 8.17% on March 31, 2005, compared to 7.67% for the same period a year ago. Book value as of March 31, 2005 was $18.38 per share compared to $19.18 for the same period last year.

Century’s allowance for loan losses was $9.2 million, or 1.51% of loans outstanding at the end of the first quarter, compared to $8.7 million, or 1.66% of loans outstanding at March 31, 2004. Non-performing assets totaled $1.5 million at March 31, 2005, compared to $0.6 million at the end of the previous quarter and $0.7 million at March 31, 2004.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable May 16, 2005 to stockholders of record on May 2, 2005.

-more-

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition

March 31, 2005 and 2004 (000’s)

	(unaudited)
	March 31,	March 31,
	2005	2004
Assets
Cash and Due From Banks	$38,457	$54,269
Federal Funds Sold and Interest-bearing Deposits In Other Banks	4,064	39,079

Securities Available-For-Sale (AFS)	581,391	637,649

Securities Held-to-Maturity	332,158	296,418

Loans:
Commercial & Industrial	78,749	43,642
Construction & Land Development	50,884	33,503
Commercial Real Estate	273,202	295,816
Residential Real Estate	124,370	87,834
Consumer and Other	8,419	7,990
Home Equity	72,445	53,269

Total Loans	608,069	522,054
Less: Allowance for Loan Losses	9,154	8,673

Net Loans	598,915	513,381

Bank Premises and Equipment	26,533	22,740
Accrued Interest Receivable	7,454	7,323
Goodwill	2,714	2,714
Core Deposit Intangible	2,738	3,126
Other Assets	36,096	24,381

Total Assets	$1,630,520	$1,601,080

Liabilities
Demand Deposits	$277,830	$264,044

Interest Bearing Deposits:
Savings and NOW Deposits	304,843	297,840
Money Market Accounts	378,406	464,254
Time Deposits	231,883	206,706

Total Interest Bearing	915,132	968,800

Total Deposits	1,192,962	1,232,844

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	38,090	42,370
Federal Home Loan Bank Advances and Other Borrowed Funds	244,926	149,628

Total Borrowed Funds	283,016	191,998

Other Liabilities	16,720	15,614
Investments Purchased Payable	0	24,997
Subordinated Debentures	36,083	29,639

Total Liabilities	1,528,781	1,495,092

Stockholders’ Equity
Common Stock	5,967	5,956
Additional Paid-In-Capital	11,413	11,234
Retained Earnings	99,664	93,209
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(9,323)	1,571

Total Stockholders’ Equity	101,739	105,988

Total Liabilities & Stockholders’ Equity	$1,630,520	$1,601,080

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
March 31, 2005 and 2004 (000’s)

	(unaudited)
	Quarter and Year-to-date
	2005	2004
Interest Income:
Loans	$9,198	$8,082
Securities Held-to-Maturity	3,196	2,282
Securities Available-for-Sale	4,935	5,276
Federal Funds Sold and Interest-bearing Deposits In Other Banks	323	322

Total Interest Income	17,652	15,962

Interest Expense:
Savings and NOW Deposits	715	537
Money Market Accounts	1,711	1,250
Time Deposits	2,057	1,979
Securities Sold Under Agreements to Repurchase	100	78
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,520	2,161

Total Interest Expense	7,103	6,005

Net Interest Income	10,549	9,957

Provision For Loan Losses	150	0

Net Interest Income After Provision for Loan Losses	10,399	9,957

Other Operating Income
Service Charges on Deposit Accounts	1,428	1,263
Lockbox Fees	709	735
Brokerage Commissions	153	166
Net (Losses) Gains on Sales of Securities	0	104
Other Income	375	485

Total Other Operating Income	2,665	2,753

Operating Expenses
Salaries	4,630	4,153
Employee Benefits	1,473	1,485
Occupancy	986	792
Equipment	782	558
Other	2,164	2,076

Total Operating Expenses	10,035	9,064

Income Before Income Taxes	3,029	3,646

Income Tax Expense
Provision for Income Taxes	988	1,328

Total Income Tax Expense	988	1,328

Net Income	$2,041	$2,318

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
March 31, 2005 and 2004 (000’s)

	March 31,	March 31,
	2005	2004
Assets
Cash and Due From Banks	$55,051	$64,622
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	59,797	152,661

Securities Available-For-Sale (AFS)	596,015	634,455
Securities Held-to-Maturity	338,893	222,568

Total Loans	591,377	515,747
Less: Allowance for Loan Losses	9,099	8,841

Net Loans	582,278	506,906

Bank Premises and Equipment	26,375	22,380
Accrued Interest Receivable	7,548	8,128
Goodwill	2,714	2,714
Core Deposit Intangible	2,787	3,177
Other Assets	24,181	26,668

Total Assets	$1,695,639	$1,644,279

Liabilities
Demand Deposits	$286,497	$277,937

Interest Bearing Deposits:
Savings and NOW Deposits	325,364	318,844
Money Market Accounts	426,312	419,922
Time Deposits	285,523	289,144

Total Interest Bearing	1,037,199	1,027,910

Total Deposits	1,323,696	1,305,847

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	38,560	40,685
Federal Home Loan Bank Advances and Other Borrowed Funds	174,330	145,916

Total Borrowed Funds	212,890	186,601

Other Liabilities	16,308	16,232
Subordinated Debentures	39,047	29,639

Total Liabilities	1,591,941	1,538,319
Stockholders’ Equity
Common Stock	5,965	5,956
Additional Paid-In Capital	11,400	11,230
Retained Earnings	99,048	92,572
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(6,733)	2,184

Total Stockholders’ Equity	103,698	105,960

Total Liabilities & Stockholders’ Equity	$1,695,639	$1,644,279

Total Average Earning Assets — YTD	$1,586,082	$1,525,431

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
March 31, 2005 and 2004 (000’s)

	2005	2004
Performance Measures:

Earnings per average share, basic, quarter	$0.37	$0.42
Earnings per average share, diluted, quarter	$0.37	$0.42
Earnings per average share, basic , year-to-date	$0.37	$0.42
Earnings per average share, diluted, year-to-date	$0.37	$0.42
Return on average assets, year-to-date	0.49%	0.57%
Return on average stockholders’ equity, year-to-date	7.98%	8.80%
Net interest margin (taxable equivalent), year-to-date	2.66%	2.61%
Efficiency ratio, year-to-date	75.9%	71.3%
Book value per share	$18.38	$19.18
Tangible book value per share	$17.40	$18.13
Tangible capital / tangible assets	5.93%	6.28%

Common Share Data:
Average shares outstanding, basic, quarter	5,529,038	5,524,659
Average shares outstanding, basic, year-to-date	5,529,038	5,524,659
Average shares outstanding, diluted, quarter	5,538,170	5,557,984
Average shares outstanding, diluted, year-to-date	5,538,170	5,557,984

Shares outstanding Class A	3,435,677	3,419,073
Shares outstanding Class B	2,099,640	2,105,740

Total shares outstanding	5,535,317	5,524,813

Assets Quality and Other Data:

Allowance for loan losses / loans	1.51%	1.66%
Nonaccrual loans	$1,057	$709
Nonperforming assets	$1,539	$709
Loans 90 days past due and still accruing	$0	$0
Net charge-offs (recoveries)	($3)	$96

Leverage ratio	8.17%	7.67%
Tier 1 risk weighted capital ratio	16.56%	16.97%
Total risk weighted capital ratio	17.70%	18.14%
Total risk weighted assets	$836,217	$739,563